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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  OCTOBER 24, 1996
                                                -------------------------------


                         STARTRONIX INTERNATIONAL INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                        1-9190                 912263272
----------------------------    ------------------------    -------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


2402 MICHELSON DRIVE, SUITE 160, IRVINE, CALIFORNIA             92715
---------------------------------------------------         --------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (714) 474-1700
                                                  -----------------------------


                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFIED ACCOUNTANT.

         Effective October 24, 1996, StarTronix International Inc. (the "Company") has engaged the independent accounting firm of Strabala, Ramirez & Associates as the principal accountant to audit the Company's financial statements for the fiscal year ended June 30, 1996.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.

                                        STARTRONIX INTERNATIONAL INC.


October 29, 1996                        /s/ JAMES VALLE
                                        -----------------------------------
                                        James Valle,
                                        Chief Financial Officer



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